ASSET MANAGEMENT FUND

MONEY MARKET FUND D SHARES

SUPPLEMENT DATED NOVEMBER 13, 2008
TO THE PROSPECTUS DATED MARCH 1, 2008

The section “Portfolio Managers” on page 10 of the Prospectus is replaced with the following:

The portfolio managers of the Adviser manage the Fund’s investments as a team.  The portfolio managers responsible for the day-to-day management of the Fund’s investments are David F. Adamson and Kevin T. Blaser.

ASSET MANAGEMENT FUND
230 W. Monroe Street
Chicago, Illinois 60606